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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 16, 1997

                                 ROMTECH, INC.

            (Exact name of registrant as specified in its charter)

Pennsylvania                                          0-27102                               23-2694937
----------------------------                  ------------------------                  -------------------
(State of other jurisdiction                  (Commission File Number)                     (IRS Employee
 of incorporation)                                                                      Identification No.)

2000 Cabot Blvd. West, Suite 110, Langhorne, PA                   19047-1833
(Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code: (215) 750-6606

                   -----------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On October 16, 1997, RomTech, Inc. reported its earnings for the first quarter ended September 30, 1997, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1     Press Release dated October 16, 1997

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ROMTECH, INC.

                                       By:  /s/ Joseph A. Falsetti
                                            -----------------------------
                                            Joseph A. Falsetti, Chairman
                                            and Chief Executive Officer

Dated: October 20, 1997